UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09165

Kelmoore Strategic Trust

(Exact name of registrant as specified in charter)

2465 East Bayshore Road, Suite 300

Palo Alto, CA 94303

(Address of principal executive offices) (Zip code)

Matthew Kelmon, President

Kelmoore Strategic Trust

2465 East Bayshore Road, Suite 300

Palo Alto, CA 94303

(Name and address of agent for service)

registrant’s telephone number, including area code: 800-486-3717

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

The Kelmoore Strategy® Funds

Annual Report

Kelmoore Strategy® Fund

Kelmoore Strategy® Eagle Fund

Kelmoore Strategy® Liberty Fund

DECEMBER 31, 2006

Dear Shareholders,

The year got off to a fast start. Equity markets moved higher on anticipation of continued double-digit earnings growth, and an eventual end to the Federal Reserve’s campaign to raise interest rates. As is common in the market, the pendulum swung too far, too fast. Earnings generally came in better than expected during the second calendar quarter. After earnings reports, the market had little to hang its hat on before the Federal Reserve meeting, and the market promptly went into free fall. Some of the biggest winners became some of the biggest losers as fearful investors took profits and the bears took control of the tape. The downside move was more pronounced in technology, where many issues declined by twenty percent or more. Implied volatility, which had been dormant for some time, made a comeback during the correction. Both the VIX® and VXNSM ramped to multi-month highs.

The broad market indices meandered lower through the summer months and then, as if the starter’s gun went off, the indices went parabolic. The NASDAQ Composite and S&P 100 moved higher by better than seventeen percent and fourteen percent, respectively, from early August through year-end. It was a great relief to those holding long equity positions, but a little more difficult for those selling covered options. Although implied volatility spiked during the correction, it turned around and made a new multi-year low as the indices moved higher. Stock picking, based partially on implied levels of front-month options premiums became crucial as the rally rolled on. The “V bottom” that was formed in the summer made for a difficult, if not impossible task of keeping pace with the funds’ benchmark indices.

The effect was far more pronounced for the technology stocks we hold, and led to disappointing performance in the Eagle Fund. The Liberty and Strategy Funds, which are more broadly diversified across sectors, participated in less of the downside during the correction. Less participation in the downside is the main factor that helped the Strategy Fund and Liberty Fund when the market eventually moved higher. The Liberty Fund, our lowest beta fund and thus the least susceptible to the drastic volatility changes, understandably turned in the best overall performance.

The Kelmoore Strategy® Fund

For the fiscal year ended December 31, 2006, the Kelmoore Strategy® Fund (the “Strategy Fund”) returned 7.18% for Class C shares and 8.01% for Class A shares as compared with the S&P 100 return of 18.47% and the CBOE S&P 500 BuyWrite Index (the “BXM”) return of 13.33% for the same period. As of December 31, 2006, the Strategy Fund had combined net assets of approximately $107 million.

The Kelmoore Strategy® Eagle Fund

For the fiscal year ended December 31, 2006, the Kelmoore Strategy® Eagle Fund (the “Eagle Fund”) returned -3.00% for Class C shares and -2.36% for Class A shares as compared with the NASDAQ Composite return of 10.39% and the BXM return of 13.33% for the same period. As of December 31, 2006, the Eagle Fund had combined net assets of approximately $144 million.

The Kelmoore Strategy® Liberty Fund

For the fiscal year ended December 31, 2006, the Kelmoore Strategy® Liberty Fund (the “Liberty Fund”) returned 9.13% for Class C shares and 9.92% for Class A shares as compared with the S&P 100 return of 18.47% and the BXM return of 13.33% for the same period. As of December 31, 2006, the Liberty Fund had combined net assets of approximately $43 million.

Our investment committee is considering and researching the possibilities of a lower beta for the Eagle Fund. One possibility may be to achieve this through greater diversification of the number of equities in the portfolio combined with put hedging when we believe it is appropriate. These changes may help mute some of the downside moves in net asset value during the inevitable corrections that the market will endure. The options markets are more vibrant than ever, and we continue to see great value in covered option writing as a cash flow alternative. Thank you for your continued support of the Kelmoore Strategy® Funds.

I look forward to writing to you again when we publish our semi-annual report for the six months ending June 30, 2007.

Sincerely,

Matthew Kelmon

President, The Kelmoore Strategy® Funds

Performance quoted represents past performance and does not guarantee future results. Performance quoted is prior to deduction of any applicable sales charges. Investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance shown here. Performance current to the most recent month-end is available on line at www.kelmoore.com.

CBOE S&P 500 BuyWrite Index (BXM) is a service mark of the CBOE®. CBOE® and VIX® are registered trademarks and VXNSM is a registered service mark of Chicago Board Options Exchange, Inc. S&P 100® and S&P 500® are registered trademarks of The McGraw-Hill Companies, Inc. NASDAQ® is a registered trademark of the Nasdaq Stock Market, Inc.

KELMOORE STRATEGY® FUND	December 31, 2006

Strategy Fund relative to its benchmarks for the period

For the fiscal year ended December 31, 2006, the Kelmoore Strategy® Fund (the “Strategy Fund”) returned 7.18% for Class C shares and 8.01% for Class A shares as compared with the S&P 100 return of 18.47% and the CBOE S&P 500 BuyWrite Index (the “BXM”) return of 13.33% for the same period.

What contributed to the performance?

The Fund’s underperformance relative to its equity index benchmarks for the period was primarily due to the pattern of decline in the equity markets followed by a tremendous move higher, commonly referred to as a “V bottom”. During this time premiums implied by options were trumped by realized volatility. The Fund benefited from the overall rise in equities and was hindered (compared to its benchmarks) by options sold against the underlying positions. The written options had the effect of capping the move higher on many equities during the second half of the year.

KELMOORE STRATEGY® FUND	December 31, 2006

Kelmoore Strategy® Fund Performance Report — Class C Shares

AVERAGE ANNUAL TOTAL RETURN
One Year Ended 12/31/06*	7.18%
Five Years Ended 12/31/06*	(0.70)%
Inception 5/3/99(1) through 12/31/06*	(3.21)%

Growth of a $10,000 investment since Fund inception.

*	Assumes reinvestment of all dividends and distributions. During the periods shown, certain fees and expenses were waived. Without such waivers, total returns would have been lower.

The S&P 100® is an unmanaged index of large-cap U.S. equities. The BXMsm is a passive total return index based on selling the near term S&P 500® stock call options against the S&P 500® index portfolio each month.

The S&P 100® and the BXMsm are unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Returns quoted represent past performance. Current performance may be lower or higher than the returns shown here. Returns current to the most recent month-end are available at www.kelmoore.com. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KELMOORE STRATEGY® FUND	December 31, 2006

Kelmoore Strategy® Fund Performance Report — Class A Shares

AVERAGE ANNUAL TOTAL RETURN
One Year Ended 12/31/06*	2.07%
Five Years Ended 12/31/06*	(1.04)%
Inception 10/25/99(1) through 12/31/06*	(3.61)%

Growth of a $10,000 investment since Fund inception.

The values and returns for the Kelmoore Strategy® Fund Class A include reinvestments and the maximum sales charge of 5.50% placed on purchases.

*	Assumes reinvestment of all dividends and distributions and the imposition of the maximum front-end sales charge. During the periods shown, certain fees and expenses were waived. Without such waivers, total returns would have been lower.

The S&P 100® is an unmanaged index of large-cap U.S. equities. The BXMsm is a passive total return index based on selling the near term S&P 500® stock call options against the S&P 500® index portfolio each month.

The S&P 100® and the BXMsm are unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Returns quoted represent past performance. Current performance may be lower or higher than the returns shown here. Returns current to the most recent month-end are available at www.kelmoore.com. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KELMOORE STRATEGY® EAGLE FUND	December 31, 2006

Eagle Fund relative to its benchmarks for the period

For the fiscal year ended December 31, 2006, the Kelmoore Strategy® Eagle Fund (the “Eagle Fund”) returned -3.00% for Class C shares and -2.36% for Class A shares as compared with the NASDAQ Composite return of 10.39% and the CBOE S&P 500 BuyWrite Index (the “BXM”) return of 13.33% for the same period.

What contributed to the performance?

The Fund’s underperformance relative to its equity index benchmarks for the period was primarily due to the pattern of decline in the equity markets followed by a tremendous move higher for technology stocks, commonly referred to as a “V bottom”. During this time premiums implied by options were trumped by realized volatility. The Fund was adversely affected (compared to its benchmarks) by the pronounced sell off in technology stocks in the spring, and the magnitude of the rebound in the fall while options were written against the underlying equity positions in the fund, having the effect of capping the move higher on many of the equities.

KELMOORE STRATEGY® EAGLE FUND	December 31, 2006

Kelmoore Strategy® Eagle Fund Performance Report

AVERAGE ANNUAL TOTAL RETURN
	Class A	Class C
One Year Ended 12/31/06*	(7.75)%	(3.00)%
Five Years Ended 12/31/06*	(2.15)%	(1.73)%
Inception 6/29/00(1) through 12/31/06*	(14.69)%	(14.57)%

Growth of a $10,000 investment since Fund inception.

The values and returns for the Kelmoore Strategy® Eagle Fund includes reinvestments and the maximum sales charge of 5.50% placed on purchases in Class A.

*	Assumes reinvestment of all dividends and distributions and the imposition of the maximum front-end sales charge for Class A shares. During the periods shown, certain fees and expenses were waived. Without such waivers, total returns would have been lower.

The NASDAQ® is an unmanaged index comprised of the NASDAQ National Market and the NASDAQ Small Cap Market. The BXMsm is a passive total return index based on selling the near term S&P 500® stock index call options against the S&P 500® index portfolio each month.

The NASDAQ® and the BXMsm are unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Returns quoted represent past performance. Current performance may be lower or higher than the returns shown here. Returns current to the most recent month-end are available at www.kelmoore.com. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KELMOORE STRATEGY® LIBERTY FUND	December 31, 2006

Liberty Fund relative to its benchmarks for the period

For the fiscal year ended December 31, 2006, the Kelmoore Strategy® Liberty Fund (the “Liberty Fund”) returned 9.13% for Class C shares and 9.92% for Class A shares as compared with the S&P 100 return of 18.47% and the CBOE S&P 500 BuyWrite Index (the “BXM”) return of 13.33% for the same period.

What contributed to the performance?

For the fiscal year ended December 31, 2006, the Fund’s underperformance relative to its equity index benchmarks for the period was primarily due to the pattern of decline in the equity markets followed by a tremendous move higher, commonly referred to a “V bottom”. During this time premiums implied by options were trumped by realized volatility. The Fund benefited during the correction in the spring from low exposure to technology stocks and a beta lower than the market overall. The Fund was hindered (compared to its benchmarks) by options sold against the underlying positions. The written options had the effect of capping the move higher on many equities during the second half of the year.

KELMOORE STRATEGY® LIBERTY FUND	December 31, 2006

Kelmoore Strategy® Liberty Fund Performance Report

AVERAGE ANNUAL TOTAL RETURN
	Class A	Class C
One Year Ended 12/31/06*	3.86%	9.13%
Five Years Ended 12/31/06*	(0.50)%	(0.10)%
Inception 12/26/00(1) through 12/31/06*	(2.16)%	(1.94)%

Growth of a $10,000 investment since Fund inception.

The values and returns for the Kelmoore Strategy® Liberty Fund includes reinvestments and the maximum sales charge of 5.50% placed on purchases in Class A.

*	Assumes reinvestment of all dividends and distributions and the imposition of the maximum front-end sales charge for Class A shares. During the periods shown, certain fees and expenses were waived. Without such waivers, total returns would have been lower.

The S&P 100® is an unmanaged index of large-cap U.S. equities. The BXMsm is a passive total return index based on selling the near term S&P 500® stock call options against the S&P 500® index portfolio each month.

The S&P 100® and the BXMsm are unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Returns quoted represent past performance. Current performance may be lower or higher than the returns shown here. Returns current to the most recent month-end are available at www.kelmoore.com. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KELMOORE STRATEGIC TRUST	For the Six Months Ended
DISCLOSURE OF FUND EXPENSES (Unaudited)	December 31, 2006

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs paid by shareholders, which include sales charges (loads) on purchase payments (applicable to Class A shares only), reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, which include costs for portfolio management, administrative services, distribution and service (12b-1) fees, and shareholder reports (like this one), among other expenses. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period of July 1, 2006 to December 31, 2006. Transaction costs paid by the funds, including brokerage commissions on equity and options transactions paid by the funds to Kelmoore Investment Company, Inc. and other brokers, are treated as costs of acquiring or disposing of assets and thus are not reflected in the expense examples below or the funds’ expense ratios.

This table illustrates your fund’s costs in two ways:

Actual Expenses: This section provides information about actual account values and actual expenses, and is intended to help you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes: This section is intended to help you compare your fund’s costs with those of other mutual funds. It provides information about hypothetical account values and hypothetical expenses assuming that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. Therefore, the hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

KELMOORE STRATEGIC TRUST	For the Six Months Ended
DISCLOSURE OF FUND EXPENSES (Unaudited)	December 31, 2006

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs paid by shareholders such as sales charges (loads). Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher for Class A shares.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expense Ratio(1)	Expenses Paid During Period 7/1/06-12/31/06(2)

The Kelmoore Strategy® Fund
Actual
Class C	$1,000.00	$1,057.90	2.97%	$15.38
Class A	$1,000.00	$1,062.00	2.22%	$11.55

Hypothetical (5% Return before expenses)
Class C	$1,000.00	$1,010.26	2.97%	$15.03
Class A	$1,000.00	$1,014.00	2.22%	$11.28

The Kelmoore Strategy® Eagle Fund
Actual
Class C	$1,000.00	$1,033.50	2.87%	$14.69
Class A	$1,000.00	$1,037.30	2.13%	$10.92

Hypothetical (5% Return before expenses)
Class C	$1,000.00	$1,010.76	2.87%	$14.53
Class A	$1,000.00	$1,014.49	2.13%	$10.80

The Kelmoore Strategy® Liberty Fund
Actual
Class C	$1,000.00	$1,069.60	2.88%	$15.04
Class A	$1,000.00	$1,073.50	2.14%	$11.17

Hypothetical (5% Return before expenses)
Class C.	$1,000.00	$1,010.67	2.88%	$14.61
Class A	$1,000.00	$1,014.43	2.14%	$10.85

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

KELMOORE STRATEGY® FUND
PORTFOLIO OF INVESTMENTS	December 31, 2006

Shares		Value (Note 1)
COMMON STOCKS — 92.4%
	Consumer Discretionary — 4.9%
75,000	Best Buy Co., Inc.	$3,689,250
2,500	Idearc, Inc.+	71,625
66,900	Time Warner, Inc.	1,457,082

		5,217,957

	Consumer Staples — 7.3%
33,700	Altria Group, Inc.	2,892,134
47,000	Coca-Cola Co. (The)	2,267,750
40,000	Procter & Gamble Co.	2,570,800

		7,730,684

	Energy — 15.3%
30,000	Chevron Corp.	2,205,900
75,000	ConocoPhillips	5,396,250
40,000	Exxon Mobil Corp.	3,065,200
100,000	Halliburton Co.	3,105,000
50,000	Valero Energy Corp.	2,558,000

		16,330,350

	Financials — 12.5%
50,000	American International Group, Inc.	3,583,000
6,700	Citigroup, Inc.	373,190
50,000	JPMorgan Chase & Co.	2,415,000
75,000	Merrill Lynch & Co., Inc.	6,982,500

		13,353,690

	Health Care — 17.9%
50,000	Amgen, Inc.+	3,415,500
50,000	Eli Lilly & Co.	2,605,000
54,600	Genentech, Inc.+	4,429,698
34,900	Johnson & Johnson	2,304,098
100,000	Merck & Co., Inc.	4,360,000
75,000	Pfizer, Inc.	1,942,500

		19,056,796

	Industrials — 8.2%
25,000	Boeing Co.	2,221,000
50,000	Caterpillar, Inc.	3,066,500
93,000	General Electric Co.	3,460,530

		8,748,030

Shares		Value (Note 1)
	Information Technology — 22.9%
50,000	Apple Computer, Inc.+	$4,242,000
150,000	Cisco Systems, Inc.+	4,099,500
10,000	Google, Inc., Class A+	4,604,800
75,000	Hewlett-Packard Co.	3,089,250
225,000	Intel Corp.	4,556,250
150,000	Yahoo!, Inc.+	3,831,000

		24,422,800

	Telecommunication Services — 3.4%
100,000	AT&T, Inc.	3,575,000

	TOTAL COMMON STOCKS — 92.4% (Cost $97,225,236)	98,435,307

WARRANTS — 0.0%# (Cost $0)
	Information Technology — 0.0%#
36,415	Alcatel-Lucent, ADR+	11,289

Number of Contract Shares Subject to Put		Expiration Date	Strike Price
PUT OPTIONS PURCHASED — 0.5%
	Energy — 0.2%
30,000	Chevron Corp.	01/20/07	$70.00	7,500
50,000	Valero Energy Corp.	01/20/07	55.00	200,000

				207,500

	Exchange-Traded Funds — 0.3%
300,000	DIAMONDS Trust Series 1	02/17/07	123.00	375,000

	Information Technology — 0.0%#
150,000	Microsoft Corp.	01/20/07	27.50	7,500

	TOTAL PUT OPTIONS PURCHASED (Cost $667,180)			590,000

	TOTAL INVESTMENTS — 92.9% (Cost $97,892,416)			99,036,596

See Notes to Financial Statements.

KELMOORE STRATEGY® FUND
PORTFOLIO OF INVESTMENTS — (Continued)	December 31, 2006

Number of Contract Shares Subject to Call		Expiration Date	Strike Price	Value (Note 1)
CALL OPTIONS WRITTEN — (1.8)%++
	Consumer Discrectionary — (0.1)%
75,000	Best Buy Co., Inc.	01/20/07	$55.00	$(7,500)
66,900	Time Warner, Inc.	02/17/07	22.50	(26,760)

				(34,260)

	Consumer Staples — (0.1)%
33,700	Altria Group, Inc.	01/20/07	85.00	(58,975)
47,000	Coca-Cola Co. (The)	02/17/07	47.50	(75,200)
40,000	Procter & Gamble Co.	01/20/07	65.00	(10,000)

				(144,175)

	Energy — (0.5)%
30,000	Chevron Corp.	01/20/07	70.00	(132,000)
75,000	ConocoPhillips	01/20/07	70.00	(198,750)
40,000	Exxon Mobil Corp.	01/20/07	72.50	(184,000)
100,000	Halliburton Co.	02/17/07	35.00	(38,000)
50,000	Valero Energy Corp.	01/20/07	55.00	(12,500)

				(565,250)

	Financials — (0.2)%
50,000	American International Group, Inc.	01/20/07	70.00	(110,000)
6,700	Citigroup, Inc.	01/20/07	55.00	(10,385)
50,000	JPMorgan Chase & Co.	01/20/07	50.00	(12,500)
75,000	Merrill Lynch & Co., Inc.	01/20/07	95.00	(67,500)

				(200,385)

Number of Contract Shares Subject to Call		Expiration Date	Strike Price	Value (Note 1)
	Health Care — (0.0)%#
50,000	Amgen, Inc.	01/20/07	$75.00	$(2,500)
54,600	Genentech, Inc.	01/20/07	85.00	(27,300)
50,000	Pfizer, Inc.	01/20/07	30.00	(2,000)

				(31,800)

	Industrials — (0.2)%
25,000	Boeing Co.	01/20/07	85.00	(115,000)
50,000	Caterpillar, Inc.	02/17/07	65.00	(45,000)
52,500	General Electric Co.	02/17/07	37.50	(47,250)

				(207,250)

	Information Technology — (0.6)%
25,000	Apple Computer, Inc.	01/20/07	100.00	(11,250)
150,000	Cisco Systems, Inc.	01/20/07	27.50	(75,000)
10,000	Google, Inc., Class A	01/20/07	460.00	(123,000)
75,000	Hewlett-Packard Co.	01/20/07	37.50	(288,750)
225,000	Intel Corp.	01/20/07	22.50	(11,250)
150,000	Yahoo!, Inc.	01/20/07	25.00	(157,500)

				(666,750)

	Telecommunication Services — (0.1)%
100,000	AT&T, Inc.	01/20/07	35.00	(95,000)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $2,573,692)			(1,944,870)

See Notes to Financial Statements.

KELMOORE STRATEGY® FUND
PORTFOLIO OF INVESTMENTS — (Continued)	December 31, 2006

Number of Contract Shares Subject to Put		Expiration Date	Strike Price	Value (Note 1)
PUT OPTIONS WRITTEN — (0.2)%
	Consumer Discrectionary — (0.0)%#
33,100	Time Warner, Inc.	01/20/07	$22.50	$(24,825)

	Consumer Staples — (0.0)%#
3,000	Coca-Cola Co. (The)	01/20/07	50.00	(5,400)

	Financials — (0.1)%
15,000	Goldman Sachs Group, Inc.	01/20/07	200.00	(54,000)
10,000	NYSE Group, Inc.	01/20/07	100.00	(65,000)

				(119,000)

	Health Care — (0.1)%
15,100	Johnson & Johnson	01/20/07	70.00	(61,155)

	Industrials — (0.0)%#
7,000	General Electric Co.	01/20/07	40.00	(18,900)

	TOTAL PUT OPTIONS WRITTEN (Premiums received $445,062)			(229,280)

CASH AND OTHER ASSETS, LESS LIABILITIES — 9.1%				9,689,526

NET ASSETS — 100.0%				$106,551,972

+	Non-income producing security.
++	All of the written call options have common stocks pledged as collateral.
#	Amount represents less than 0.1% of net assets.

ADR    American Depository Receipt.

Portfolio Sector Weighting (as a percent of market value)
1. Information Technology	24.5%
2. Health Care	19.6
3. Energy	16.5
4. Financials	13.5
5. Industrials	8.8
6. Consumer Staples	7.8
7. Consumer Discretionary	5.3
8. Telecommunication Services	3.6
9. Exchange-Traded Funds	0.4

100.0%

See Notes to Financial Statements.

KELMOORE STRATEGY® EAGLE FUND
PORTFOLIO OF INVESTMENTS	December 31, 2006

Shares		Value (Note 1)
COMMON STOCKS — 92.8%
	Consumer Discretionary — 10.6%
25,000	Abercrombie & Fitch Co., Class A	$1,740,750
50,000	Best Buy Co., Inc.	2,459,500
25,000	Sears Holdings Corp.+	4,198,250
98,000	Sirius Satellite Radio, Inc.+	346,920
100,000	Starbucks Corp.+	3,542,000
200,000	XM Satellite Radio Holdings, Inc., Class A+	2,890,000

		15,177,420

	Energy — 6.4%
50,000	ConocoPhillips	3,597,500
100,000	Halliburton Co.	3,105,000
50,000	Valero Energy Corp.	2,558,000

		9,260,500

	Health Care — 12.2%
52,500	Amgen, Inc.+	3,586,275
60,000	Biogen Idec, Inc.+	2,951,400
52,000	Celgene Corp.+	2,991,560
50,000	Genentech, Inc.+	4,056,500
25,000	Gilead Sciences, Inc.+	1,623,250
74,000	Teva Pharmaceutical Industries, Ltd., ADR	2,299,920

		17,508,905

	Information Technology — 63.6%
57,500	Akamai Technologies, Inc.+	3,054,400
75,000	Apple Computer, Inc.+	6,363,000
154,900	Applied Materials, Inc.	2,857,905
23,000	CheckFree Corp.+	923,680
201,500	Cisco Systems, Inc.+	5,506,995
40,000	Comverse Technology, Inc.+	844,400
200,000	Creative Technology, Ltd.	1,322,000
100,000	Electronic Arts, Inc.+	5,036,000
10,000	Google, Inc., Class A+	4,604,800
247,500	Intel Corp.	5,011,875
60,000	KLA-Tencor Corp.	2,985,000

Shares		Value (Note 1)
100,000	Lam Research Corp.+	$5,062,000
75,000	Linear Technology Corp.	2,274,000
100,000	Micron Technology, Inc.+	1,396,000
190,000	Microsoft Corp.	5,673,400
100,000	Motorola, Inc.	2,056,000
100,000	Network Appliance, Inc.+	3,928,000
113,000	NVIDIA Corp.+	4,182,130
100,000	QUALCOMM, Inc.	3,779,000
149,900	Rackable Systems, Inc.+	4,642,403
100,000	SanDisk Corp.+	4,303,000
150,000	Symantec Corp.+	3,127,500
100,000	Texas Instruments, Inc.	2,880,000
500,000	TIBCO Software, Inc.+	4,720,000
200,000	Yahoo!, Inc.+	5,108,000

		91,641,488

	TOTAL COMMON STOCKS (Cost $130,106,192)	133,588,313

EXCHANGE-TRADED FUNDS — 4.5%
150,000	Nasdaq-100 Trust Series 1	6,474,000

	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,308,100)	6,474,000

See Notes to Financial Statements.

KELMOORE STRATEGY® EAGLE FUND
PORTFOLIO OF INVESTMENTS — (Continued)	December 31, 2006

Number of Contract Shares Subject to Put		Expiration Date	Strike Price	Value (Note 1)
PUT OPTIONS PURCHASED — 0.7%
	Consumer Discretionary — 0.1%
200,000	XM Satellite Radio Holdings, Inc., Class A	01/20/07	$15.00	$185,000

	Exchange-Traded Funds — 0.4%
400,000	Nasdaq-100 Trust Series 1	02/17/07	44.00	520,000

	Health Care — 0.0%#
25,000	Gilead Sciences, Inc.	01/20/07	65.00	32,500

	Information Technology — 0.2%
57,500	Akamai Technologies, Inc.	01/20/07	50.00	46,000
100,000	Electronic Arts, Inc.	03/17/07	50.00	245,000

				291,000

	TOTAL PUT OPTIONS PURCHASED (Cost $1,035,945)			1,028,500

	TOTAL INVESTMENTS — 98.0% (Cost $137,450,237)			141,090,813

Number of Contract Shares Subject to Call		Expiration Date	Strike Price	Value (Note 1)
CALL OPTIONS WRITTEN — (2.4)%++
	Consumer Discretionary — (0.1)%
25,000	Abercrombie & Fitch Co., Class A	01/20/07	$80.00	$(2,500)
50,000	Best Buy Co., Inc.	01/20/07	52.50	(15,000)
25,000	Sears Holdings Corp.	01/20/07	185.00	(5,000)
100,000	Starbucks Corp.	01/20/07	37.50	(10,000)
200,000	XM Satellite Radio Holdings, Inc., Class A	04/21/07	20.00	(55,000)

				(87,500)

	Energy — (0.2)%
50,000	ConocoPhillips	02/17/07	70.00	(210,000)
100,000	Halliburton Co.	01/20/07	30.00	(150,000)
50,000	Valero Energy Corp.	01/20/07	55.00	(12,500)

				(372,500)

	Exchange-Traded Funds — (0.1)%
150,000	Nasdaq-100 Trust Series 1	02/17/07	44.00	(112,500)

	Health Care — (0.2)%
50,000	Amgen, Inc.	01/20/07	75.00	(2,500)
60,000	Biogen Idec, Inc.	01/20/07	50.00	(45,000)
52,000	Celgene Corp.	01/20/07	55.00	(197,600)
50,000	Genentech, Inc.	01/20/07	90.00	(2,500)
25,000	Gilead Sciences, Inc.	01/20/07	65.00	(37,500)
74,000	Teva Pharmaceutical Industries, Ltd., ADR	02/17/07	32.50	(48,100)

				(333,200)

See Notes to Financial Statements.

KELMOORE STRATEGY® EAGLE FUND
PORTFOLIO OF INVESTMENTS — (Continued)	December 31, 2006

Number of Contract Shares Subject to Call		Expiration Date	Strike Price	Value (Note 1)
	Information Technology — (1.8)%
57,500	Akamai Technologies, Inc.	01/20/07	$45.00	$(534,750)
154,900	Applied Materials, Inc.	02/17/07	19.00	(85,195)
23,000	CheckFree Corp.	01/20/07	40.00	(28,175)
200,000	Cisco Systems, Inc.	01/20/07	27.50	(100,000)
40,000	Comverse Technology, Inc.	01/20/07	20.00	(55,000)
100,000	Electronic Arts, Inc.	03/17/07	60.00	(50,000)
10,000	Google, Inc., Class A	01/20/07	460.00	(123,000)
60,000	KLA-Tencor Corp.	01/20/07	50.00	(78,000)
100,000	Lam Research Corp.	01/20/07	55.00	(80,000)
75,000	Linear Technology Corp.	02/17/07	30.00	(112,500)
190,000	Microsoft Corp.	01/20/07	29.50	(123,500)
100,000	Network Appliance, Inc.	01/20/07	40.00	(90,000)
113,000	NVIDIA Corp.	01/20/07	35.00	(310,750)
100,000	QUALCOMM, Inc.	01/20/07	40.00	(30,000)
149,900	Rackable Systems, Inc.	03/17/07	35.00	(284,810)
150,000	Symantec Corp.	01/20/07	20.00	(165,000)
100,000	Texas Instruments, Inc.	02/17/07	30.00	(77,000)
200,000	Yahoo!, Inc.	01/20/07	25.00	(210,000)

				(2,537,680)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $5,353,799)			(3,443,380)

Number of Contract Shares Subject to Put		Expiration Date	Strike Price	Value (Note 1)
PUT OPTIONS WRITTEN — (0.5)%
	Consumer Discretionary — (0.3)%
302,900	Sirius Satellite Radio, Inc.	01/20/07	$5.00	$(454,350)

	Health Care — (0.1)%
22,500	Amgen, Inc.	01/20/07	72.50	(96,750)

	Information Technology — (0.1)%
50,000	Motorola, Inc.	01/20/07	22.50	(95,000)

	TOTAL PUT OPTIONS WRITTEN (Premiums received $488,382)			(646,100)

CASH AND OTHER ASSETS, LESS LIABILITIES — 4.9%				7,003,091

NET ASSETS — 100.0%				$144,004,424

+	Non-income producing security.
++	All of the written call options have common stocks pledged as collateral.
#	Amount represents less than 0.1% of net assets.

ADR    American Depository Receipt.

Portfolio Sector Weighting (as a percent of market value)
1. Information Technology	65.2%
2. Health Care	12.5
3. Consumer Discretionary	10.8
4. Energy	6.5
5. Exchange-Traded Funds	5.0

100.0%

See Notes to Financial Statements.

KELMOORE STRATEGY® LIBERTY FUND
PORTFOLIO OF INVESTMENTS	December 31, 2006

Shares		Value (Note 1)
COMMON STOCKS — 83.4%
	Consumer Discretionary — 6.2%
22,500	Best Buy Co., Inc.	$1,106,775
7,000	Harrah’s Entertainment, Inc.	579,040
500	Idearc, Inc.+	14,325
45,000	Time Warner, Inc.	980,100

		2,680,240

	Consumer Staples — 8.9%
20,000	Altria Group, Inc.	1,716,400
8,000	PepsiCo, Inc.	500,400
8,000	Procter & Gamble Co.	514,160
25,000	Wal-Mart Stores, Inc.	1,154,500

		3,885,460

	Energy — 6.7%
20,000	Chevron Corp.	1,470,600
20,000	ConocoPhillips	1,439,000

		2,909,600

	Financials — 12.4%
10,000	American Express Co.	606,700
25,000	American International Group, Inc.	1,791,500
10,100	Bank of America Corp.	539,239
20,000	Citigroup, Inc.	1,114,000
10,000	Merrill Lynch & Co., Inc.	931,000
5,000	Morgan Stanley	407,150

		5,389,589

	Health Care — 18.7%
20,000	Amgen, Inc.+	1,366,200
20,000	Eli Lilly & Co.	1,042,000
20,000	Gilead Sciences, Inc.+	1,298,600
12,000	Johnson & Johnson	792,240
20,000	MedImmune, Inc.+	647,400
20,000	Medtronic, Inc.	1,070,200
20,000	Merck & Co., Inc.	872,000
20,000	Wyeth	1,018,400

		8,107,040

Shares		Value (Note 1)
	Industrials — 8.2%
10,000	3M Co.	$779,300
10,000	Boeing Co.	888,400
4,000	FedEx Corp.	434,480
7,000	United Parcel Service, Inc., Class B	524,860
14,800	United Technologies Corp.	925,296

		3,552,336

	Information Technology — 19.1%
6,000	Apple Computer, Inc.+	509,040
50,000	Cisco Systems, Inc.+	1,366,500
3,000	Google, Inc., Class A+	1,381,440
10,000	Hewlett-Packard Co.	411,900
70,000	Intel Corp.	1,417,500
10,000	International Business Machines Corp.	971,500
60,000	Microsoft Corp.	1,791,600
15,000	Texas Instruments, Inc.	432,000

		8,281,480

	Materials — 2.3%
25,000	Dow Chemical Co. (The)	998,500

	Telecommunication Services — 0.9%
10,000	Verizon Communications, Inc.	372,400

	TOTAL COMMON STOCKS (Cost $34,832,740)	36,176,645

EXCHANGE-TRADED FUNDS — 5.0%
50,000	Nasdaq-100 Trust Series 1	2,158,000

	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,025,500)	2,158,000

See Notes to Financial Statements.

KELMOORE STRATEGY® LIBERTY FUND
PORTFOLIO OF INVESTMENTS — (Continued)	December 31, 2006

Number of Contract Shares Subject to Put/Call		Expiration Date	Strike Price	Value (Note 1)
PUT OPTIONS PURCHASED — 1.0%
	Exchange-Traded Funds — 1.0%
500,000	SPDR Trust Series 1	02/17/07	$138.00	$425,000

	Health Care — 0.0%#
20,000	Gilead Sciences, Inc.	01/20/07	65.00	26,000

	Information Technology — 0.0%#
60,000	Microsoft Corp.	01/20/07	27.50	3,000

	TOTAL PUT OPTIONS PURCHASED (Cost $640,480)			454,000

	TOTAL INVESTMENTS — 89.4% (Cost $37,498,720)			38,788,645

CALL OPTIONS WRITTEN — (2.1)%++
	Consumer Discretionary — (0.2)%
15,000	Best Buy Co., Inc.	01/20/07	50.00	(21,375)
7,000	Harrah’s Entertainment, Inc.	01/20/07	75.00	(56,700)
45,000	Time Warner, Inc.	02/17/07	22.50	(18,000)

				(96,075)

	Consumer Staples — (0.1)%
20,000	Altria Group, Inc.	01/20/07	85.00	(35,000)
8,000	PepsiCo, Inc.	01/20/07	65.00	(400)
8,000	Procter & Gamble Co.	01/20/07	65.00	(2,000)
25,000	Wal-Mart Stores, Inc.	01/20/07	50.00	(2,500)

				(39,900)

	Energy — (0.5)%
20,000	Chevron Corp.	01/20/07	70.00	(88,000)
20,000	ConocoPhillips	01/20/07	65.00	(144,000)

				(232,000)

Number of Contract Shares Subject to Call		Expiration Date	Strike Price	Value (Note 1)
	Exchange-Traded Funds — (0.1)%
50,000	NASDAQ-100 Trust Series 1	02/17/07	$44.00	$(37,500)

	Financials — (0.3)%
10,000	American Express Co.	01/20/07	60.00	(13,000)
25,000	American International Group, Inc.	02/17/07	75.00	(10,000)
10,000	Bank of America Corp.	01/20/07	55.00	(1,000)
20,000	Citigroup, Inc.	01/20/07	52.50	(73,800)
10,000	Merrill Lynch & Co., Inc.	01/20/07	95.00	(9,000)

				(106,800)

	Health Care — (0.3)%
20,000	Amgen, Inc.	01/20/07	75.00	(1,000)
20,000	Eli Lilly & Co.	01/20/07	60.00	(1,000)
20,000	Gilead Sciences, Inc.	01/20/07	65.00	(30,000)
7,000	Johnson & Johnson	01/20/07	70.00	(350)
20,000	MedImmune, Inc.	01/20/07	32.50	(14,000)
20,000	Medtronic, Inc.	01/20/07	50.00	(78,000)
20,000	Wyeth	02/17/07	52.50	(15,000)

				(139,350)

	Industrials — (0.2)%
10,000	3M Co.	01/20/07	80.00	(4,500)
10,000	Boeing Co.	01/20/07	85.00	(46,000)
4,000	FedEx Corp.	01/20/07	120.00	(200)
7,000	United Parcel Service, Inc., Class B	01/20/07	75.00	(9,450)
14,800	United Technologies Corp.	02/17/07	65.00	(11,840)

				(71,990)

See Notes to Financial Statements.

KELMOORE STRATEGY® LIBERTY FUND
PORTFOLIO OF INVESTMENTS — (Continued)	December 31, 2006

Number of Contract Shares Subject to Call/Put		Expiration Date	Strike Price	Value (Note 1)
	Information Technology — (0.4)%
50,000	Cisco Systems, Inc.	01/20/07	$27.50	$(25,000)
3,000	Google, Inc., Class A	01/20/07	500.00	(5,700)
10,000	Hewlett-Packard Co.	01/20/07	37.50	(38,500)
10,000	International Business Machines Corp.	01/20/07	90.00	(80,000)
60,000	Microsoft Corp.	01/20/07	29.50	(39,000)

				(188,200)

	Materials — (0.0)%#
25,000	Dow Chemical Co. (The)	01/20/07	40.00	(13,750)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $890,487)			(925,565)

PUT OPTIONS WRITTEN — (0.3)%
	Financials — (0.0)%#
5,000	Goldman Sachs Group, Inc.	01/20/07	195.00	(9,350)

	Health Care — (0.1)%
8,000	Johnson & Johnson	01/20/07	70.00	(32,400)
10,000	Merck & Co., Inc.	01/20/07	45.00	(15,500)
10,000	Wyeth	01/20/07	50.00	(3,000)

				(50,900)

	Information Technology — (0.2)%
10,000	Apple Computer, Inc.	01/20/07	90.00	(70,000)

Number of Contract Shares Subject to Put		Expiration Date	Strike Price	Value (Note 1)
	Telecommunication Services — (0.0)%#
25,000	Verizon Communications, Inc.	01/20/07	$35.00	$(1,250)

	TOTAL PUT OPTIONS WRITTEN (Premiums received $210,085)			(131,500)

CASH AND OTHER ASSETS, LESS LIABILITIES — 13.0%				5,664,710

NET ASSETS — 100.0%				$43,396,290

+	Non-income producing security.
++	All of the written call options have common stocks pledged as collateral.
#	Amount represents less than 0.1% of net assets.

Portfolio Sector Weighting (as a percent of market value)
1. Information Technology	21.3%
2. Health Care	21.1
3. Financials	14.0
4. Consumer Staples	10.2
5. Industrials	9.2
6. Energy	7.1
7. Consumer Discretionary	6.8
8. Exchange-Traded Funds	6.7
9. Materials	2.6
10. Telecommunication Services	1.0

100.0%

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2006

	Kelmoore Strategy® Fund	Kelmoore Strategy® Eagle Fund	Kelmoore Strategy® Liberty Fund
ASSETS:
Investments at market value (Cost $97,892,416, $137,450,237 and $37,498,720, respectively) (Note 1)	$99,036,596	$141,090,813	$38,788,645
Cash (Note 1)	3,389,482	95,461	476,438
Segregated cash for open written put option contracts (Note 1)	11,927,738	9,974,475	5,460,000
Receivables:
Premiums for options written	185,069	309,393	57,598
Capital stock sold	81,055	129,605	10,460
Dividends and interest	168,206	85,880	76,232
Prepaid assets	34,097	47,250	28,704

TOTAL ASSETS	114,822,243	151,732,877	44,898,077

LIABILITIES:
Payables:
Investment securities purchased	4,452,981	336,650	—
Capital stock redeemed	1,146,108	2,707,498	260,357
Advisory fees	111,284	116,063	15,234
Distribution fees (Class C)	46,104	52,644	15,945
Distribution fees (Class A)	11,680	18,731	5,389
Trustees fees	1,268	—	776
Other accrued expenses	326,696	407,387	147,021
Option contracts written (Proceeds $3,018,754, $5,842,181 and $1,100,572, respectively) (Note 1)	2,174,150	4,089,480	1,057,065

TOTAL LIABILITIES	8,270,271	7,728,453	1,501,787

NET ASSETS	$106,551,972	$144,004,424	$43,396,290

CLASS C SHARES:
Applicable to 1,872,623, 6,181,351 and 386,557 shares, respectively; unlimited number of shares of beneficial interest authorized with $0.001 par value	$52,794,521	$59,743,749	$18,601,380

Net asset value, offering and redemption price per Class C share	$28.19	$9.67	$48.12

CLASS A SHARES:
Applicable to 1,743,215, 7,962,824 and 486,063 shares, respectively; unlimited number of shares of beneficial interest authorized with $0.001 par value	$53,757,451	$84,260,675	$24,794,910

Net asset value and redemption price per Class A share	$30.84	$10.58	$51.01

Offering price per Class A share (Net asset value ÷ 0.945)*	$32.63	$11.20	$53.98

NET ASSETS CONSIST OF:
Paid-in capital	$261,224,219	$169,246,399	$45,742,601
Accumulated undistributed net realized loss on investments and written options	(156,661,031)	(30,635,252)	(3,679,743)
Net unrealized appreciation on investments and written options	1,988,784	5,393,277	1,333,432

NET ASSETS	$106,551,972	$144,004,424	$43,396,290

*Offering price includes sales charge of 5.50%.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2006

	Kelmoore Strategy® Fund	Kelmoore Strategy® Eagle Fund	Kelmoore Strategy® Liberty Fund
INVESTMENT INCOME:
Dividends .	$1,526,202	$451,111	$773,067
Interest	275,188	329,525	88,648

Total Income	1,801,390	780,636	861,715

EXPENSES:
Investment advisory fees (Note 3) .	1,268,403	1,851,298	491,167
Distribution fees Class C (Note 3)	617,851	753,202	204,913
Distribution fees Class A (Note 3)	162,638	274,524	71,564
Accounting fees	74,272	81,899	59,268
Administration fees	139,271	164,168	69,733
Custodian fees	48,456	77,605	26,752
Insurance fees	47,213	72,678	18,431
Miscellaneous expenses	69,657	96,997	25,293
Printing fees	60,000	87,000	25,000
Professional fees	145,215	214,711	54,632
Registration fees .	29,014	44,861	16,128
Transfer agent fees	583,535	712,642	228,878
Trustees’ fees	31,140	42,273	12,314

Total Expenses .	3,276,665	4,473,858	1,304,073
Fee Waivers (Note 3)	—	—	(45,389)
Voluntary Waivers (Notes 7, 8)	(90,811)	(127,580)	(19,488)
Recoupment of Prior Year Fee Waivers (Note 3)	15,008	23,694	—

Net Expenses	3,200,862	4,369,972	1,239,196

Net investment loss	(1,399,472)	(3,589,336)	(377,481)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain/(loss) from:
Investments .	(5,358,026)	(30,285,934)	1,540,102
Written options .	4,745,266	2,329,413	342,611
Net change in unrealized appreciation/(depreciation) on:
Investments .	10,712,526	22,803,412	2,891,310
Written options .	(360,379)	1,092,042	43,507

Net realized and change in unrealized gain/(loss) on investments and written options	9,739,387	(4,061,067)	4,817,530
Payment from Affiliate (Notes 7, 8)	684,550	726,530	70,120

Net increase/(decrease) in net assets resulting from operations	$9,024,465	$(6,923,873)	$4,510,169

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Kelmoore Strategy® Fund
	Year Ended December 31, 2006	Ten Months Ended December 31, 2005	Year Ended February 28, 2005
OPERATIONS:
Net investment income/(loss)	$(1,399,472)	$(568,705)	$1,726,755
Net realized gain/(loss) on investments and written options	(612,760)	17,692,342	(14,673,556)
Net change in unrealized appreciation/(depreciation) on investments and written options	10,352,147	(11,062,255)	(2,554,010)
Payment from affiliate (Notes 7, 8)	684,550	—	—

Net increase/(decrease) in net assets resulting from operations	9,024,465	6,061,382	(15,500,811)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class C	—	—	(407,971)
Class A	—	—	(1,316,534)
Realized capital gains:
Class C	—	(7,047,514)	—
Class A	—	(7,593,807)	—
Tax return of capital:
Class C	(8,754,572)	—	(12,938,013)
Class A	(8,591,526)	—	(12,310,604)

Total distributions to shareholders	(17,346,098)	(14,641,321)	(26,973,122)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class C	14,190,662	10,051,015	33,743,449
Class A	8,877,134	13,814,974	62,558,294
Reinvestment of distributions:
Class C	4,480,049	3,846,364	8,350,687
Class A	4,168,051	3,771,587	7,010,161
Cost of shares redeemed:
Class C	(28,102,266)	(32,628,554)	(45,284,719)
Class A	(34,433,584)	(36,599,696)	(63,280,667)

Increase/(decrease) in net assets derived from capital share transactions (a)	(30,819,954)	(37,744,310)	3,097,205

TOTAL DECREASE IN NET ASSETS	(39,141,587)	(46,324,249)	(39,376,728)

NET ASSETS:
Beginning of period	145,693,559	192,017,808	231,394,536

End of period	$106,551,972	$145,693,559	$192,017,808

(a) Transactions in capital stock were:
Shares sold:
Class C	482,785	330,239	9,475,090
Class A	281,748	418,290	17,017,405
Shares issued through reinvestment of distributions:
Class C	154,423	125,716	2,270,878
Class A	132,237	114,219	1,802,411
Shares redeemed:
Class C	(969,693)	(1,062,787)	(12,870,584)
Class A	(1,095,023)	(1,114,111)	(17,010,840)
Shares reduced by 1-for-10 reverse stock split:
Class C	—	—	(25,409,320)
Class A	—	—	(27,508,949)

Decrease in shares outstanding	(1,013,523)	(1,188,434)	(52,233,909)

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Kelmoore Strategy® Eagle Fund
	Year Ended December 31, 2006	Ten Months Ended December 31, 2005	Year Ended February 28, 2005
OPERATIONS:
Net investment loss	$(3,589,336)	$(3,694,767)	$(2,270,957)
Net realized gain/(loss) on investments and written options	(27,956,521)	23,025,611	1,367,092
Net change in unrealized appreciation/(depreciation) on investments and written options	23,895,454	(16,564,288)	923,298
Payment from affiliate (Notes 7, 8)	726,530	—	—

Net increase/(decrease) in net assets resulting from operations	(6,923,873)	2,766,556	19,433

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized capital gains:
Class C	—	(8,430,945)	(569,291)
Class A	—	(12,043,745)	(762,032)
Tax return of capital:
Class C	(14,895,805)	(3,094,139)	(20,708,105)
Class A	(20,114,607)	(4,420,030)	(27,719,132)

Total distributions to shareholders	(35,010,412)	(27,988,859)	(49,758,560)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class C	14,132,575	26,138,716	64,446,891
Class A	22,138,815	51,958,681	140,322,393
Reinvestment of distributions:
Class C	8,609,568	7,150,286	13,913,161
Class A	9,394,146	7,824,471	14,230,223
Cost of shares redeemed:
Class C	(37,144,200)	(39,202,657)	(21,875,791)
Class A	(60,431,991)	(72,226,049)	(55,291,704)

Increase/(decrease) in net assets derived from capital share transactions (a)	(43,301,087)	(18,356,552)	155,745,173

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(85,235,372)	(43,578,855)	106,006,046

NET ASSETS:
Beginning of period	229,239,796	272,818,651	166,812,605

End of period	$144,004,424	$229,239,796	$272,818,651

(a) Transactions in capital stock were:
Shares sold:
Class C	1,280,801	2,016,217	42,552,533
Class A	1,798,064	3,872,779	88,893,493
Shares issued through reinvestment of distributions:
Class C	796,064	609,037	8,772,199
Class A	803,991	577,431	8,623,692
Shares redeemed:
Class C	(3,487,159)	(3,107,322)	(14,559,769)
Class A	(5,156,784)	(5,394,773)	(36,109,069)
Shares reduced by 1-for-10 reverse stock split:
Class C	—	—	(71,359,493)
Class A	—	—	(100,116,023)

Decrease in shares outstanding	(3,965,023)	(1,426,631)	(73,302,437)

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Kelmoore Strategy® Liberty Fund
	Year Ended December 31, 2006	Ten Months Ended December 31, 2005	Year Ended February 28, 2005
OPERATIONS:
Net investment loss	$(377,481)	$(285,971)	$(110,686)
Net realized gain/(loss) on investments and written options	1,882,713	(2,335,283)	4,468,365
Net change in unrealized appreciation/(depreciation) on investments and written options	2,934,817	2,187,996	(3,971,040)
Payment from affiliate (Notes 7, 8)	70,120	—	—

Net increase/(decrease) in net assets resulting from operations	4,510,169	(433,258)	386,639

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized capital gains:
Class C	—	(1,487,854)	(1,508,883)
Class A	—	(2,105,056)	(1,945,149)
Tax return of capital:
Class C	(2,393,322)	(410,016)	(1,400,851)
Class A	(3,166,395)	(580,101)	(1,805,882)

Total distributions to shareholders	(5,559,717)	(4,583,027)	(6,660,765)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class C	5,864,250	7,630,185	18,818,961
Class A	5,066,936	12,870,898	27,966,665
Reinvestment of distributions:
Class C	971,065	804,785	1,352,111
Class A	1,474,406	1,243,969	1,804,831
Cost of shares redeemed:
Class C	(10,890,821)	(11,738,912)	(10,347,694)
Class A	(14,670,457)	(19,354,048)	(14,439,347)

Increase/(decrease) in net assets derived from capital share transactions (a)	(12,184,621)	(8,543,123)	25,155,527

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(13,234,169)	(13,559,408)	18,881,401

NET ASSETS:
Beginning of period	56,630,459	70,189,867	51,308,466

End of period	$43,396,290	$56,630,459	$70,189,867

(a) Transactions in capital stock were:
Shares sold:
Class C	120,012	145,908	3,312,798
Class A	98,273	240,503	4,760,581
Shares issued through reinvestment of distributions:
Class C	19,932	18,253	228,406
Class A	28,726	23,102	294,306
Shares redeemed:
Class C	(222,557)	(230,284)	(1,811,343)
Class A	(284,914)	(364,142)	(2,431,929)
Shares reduced by 1-for-10 reverse stock split:
Class C	—	—	(4,814,150)
Class A	—	—	(6,645,230)

Decrease in shares outstanding	(240,528)	(166,660)	(7,106,561)

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2006

The financial highlights table below is intended to help you understand the financial performance of the Strategy Fund's Class C shares for the past 5 years. Certain information reflects financial results for a single Strategy Fund Class C share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Fund — Class C
	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002
Net asset value, beginning of period	$30.30	$32.01	$38.90	$34.30	$48.30	$63.30

Income/(loss) from investment operations:
Net investment income/(loss)	(0.49)	(0.23)	0.14	(0.40)	(0.70)	(0.80)
Net realized and unrealized gain/(loss) on investments	2.36	1.45	(2.70)	9.20	(9.80)	(8.80)
Payment from affiliate (Notes 7, 8)	0.15 **	—	—	—	—	—

Total from investment operations	2.02	1.22	(2.56)	8.80	(10.50)	(9.60)

Less distributions from:
Net investment income	—	—	(0.13)	—	—	—
Realized capital gains	—	(2.93)	—	(4.20)	(0.10)	(0.40)
Tax return of capital	(4.13)	—	(4.20)	—	(3.40)	(5.00)

Total distributions	(4.13)	(2.93)	(4.33)	(4.20)	(3.50)	(5.40)

Net asset value, end of period	$28.19	$30.30	$32.01	$38.90	$34.30	$48.30

Total return	7.18%	4.09%[1]	(6.82)%	26.88%	(22.04)%	(16.00)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$52,795	$66,809	$89,996	$114,552	$85,166	$153,639
Ratio of expenses to average net assets:
Before fee waivers	2.98%	2.88%[2]	2.66%	2.75%	2.74%	2.51%
After fee waivers	2.91%	2.75%[2]	2.66%	2.75%	2.74%	2.51%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	(1.57)%	(0.95)%[2]	0.38%	(1.21)%	(1.74)%	(1.40)%
After fee waivers	(1.50)%	(0.82)%[2]	0.38%	(1.21)%	(1.74)%	(1.40)%
Portfolio turnover rate	304.10%	224.62%[1]	104.28%	153.30%	111.73%	133.04%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
**	Amount was calculated based on the average shares outstanding during the period.
[1]	Not Annualized.
[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2006

The financial highlights table below is intended to help you understand the financial performance of the Strategy Fund’s Class A shares for the past 5 years. Certain information reflects financial results for a single Strategy Fund Class A share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Fund — Class A
	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002
Net asset value, beginning of period	$32.54	$33.94	$40.70	$35.50	$49.40	$64.10

Income/(loss) from investment operations:
Net investment income/(loss)	(0.27)	(0.02)	0.45	(0.20)	(0.40)	(0.40)
Net realized and unrealized gain/(loss) on investments	2.52	1.55	(2.88)	9.60	(10.00)	(8.90)
Payment from affiliate (Notes 7, 8)	0.18 **	—	—	—	—	—

Total from investment operations	2.43	1.53	(2.43)	9.40	(10.40)	(9.30)

Less distributions from:
Net investment income	—	—	(0.41)	—	—	—
Realized capital gains	—	(2.93)	—	(4.20)	(0.10)	(0.40)
Tax return of capital	(4.13)	—	(3.92)	—	(3.40)	(5.00)

Total distributions	(4.13)	(2.93)	(4.33)	(4.20)	(3.50)	(5.40)

Net asset value, end of period	$30.84	$32.54	$33.94	$40.70	$35.50	$49.40

Total return+	8.01%	4.80%[1]	(6.16)%	27.70%	(21.31)%	(15.31)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$53,757	$78,885	$102,021	$116,842	$68,336	$110,452
Ratio of expenses to average net assets:
Before fee waivers	2.23%	2.13%[2]	1.91%	2.00%	1.99%	1.76%
After fee waivers	2.16%	2.00%[2]	1.91%	2.00%	1.99%	1.76%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	(0.80)%	(0.20)%[2]	1.13%	(0.46)%	(0.99)%	(0.65)%
After fee waivers	(0.73)%	(0.07)%[2]	1.13%	(0.46)%	(0.99)%	(0.65)%
Portfolio turnover rate	304.10%	224.62%[1]	104.28%	153.30%	111.73%	133.04%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
**	Amount was calculated based on the average shares outstanding during the period.
+	Total return calculation does not reflect sales load.
[1]	Not Annualized.
[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2006

The financial highlights table below is intended to help you understand the financial performance of the Eagle Fund’s Class C shares for the past 5 years. Certain information reflects financial results for a single Eagle Fund Class C share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Eagle Fund — Class C
	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002
Net asset value, beginning of period	$12.16	$13.53	$17.60	$15.20	$24.30	$35.70

Income/(loss) from investment operations:
Net investment loss .	(0.29)	(0.24)	(0.17)	(0.30)	(0.50)	(0.80)
Net realized and unrealized gain/(loss) on investments	(0.10)	0.32	(0.26)	5.90	(5.70)	(5.60)
Payment from affiliate (Notes 7, 8)	0.04 **	—	—	—	—	—

Total from investment operations	(0.35)	0.08	(0.43)	5.60	(6.20)	(6.40)

Less distributions from:
Realized capital gains	—	(1.06)	(0.09)	(3.20)	(0.10)	(0.20)
Tax return of capital	(2.14)	(0.39)	(3.55)	—	(2.80)	(4.80)

Total distributions	(2.14)	(1.45)	(3.64)	(3.20)	(2.90)	(5.00)

Net asset value, end of period	$9.67	$12.16	$13.53	$17.60	$15.20	$24.30

Total return	(3.00)%	0.82%[1]	(2.08)%	40.39%	(26.12)%	(19.25)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$59,744	$92,341	$109,197	$75,201	$28,414	$20,475
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.87%	2.76%[2]	2.61%	3.00%	3.12%	2.99%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.81%	2.76%[2]	2.59%	3.00%	3.00%	2.99%
Ratio of net investment loss to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(2.45)%	(2.20)%[2]	(1.52)%	(2.46)%	(2.71)%	(2.68)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(2.38)%	(2.20)%[2]	(1.50)%	(2.46)%	(2.58)%	(2.68)%
Portfolio turnover rate	199.65%	139.09%[1]	29.90%	152.84%	87.97%	119.01%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
**	Amount was calculated based on the average shares outstanding during the period.
[1]	Not Annualized.
[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2006

The financial highlights table below is intended to help you understand the financial performance of the Eagle Fund’s Class A shares for the past 5 years. Certain information reflects financial results for a single Eagle Fund Class A share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Eagle Fund — Class A
	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002
Net asset value, beginning of period	$13.02	$14.27	$18.30	$15.50	$24.70	$35.90

Income/(loss) from investment operations:
Net investment loss	(0.23)	(0.17)	(0.08)	(0.20)	(0.30)	(0.40)
Net realized and unrealized gain/(loss) on investments	(0.12)	0.37	(0.31)	6.20	(6.00)	(5.80)
Payment from affiliate (Notes 7, 8)	0.05 **	—	—	—	—	—

Total from investment operations	(0.30)	0.20	(0.39)	6.00	(6.30)	(6.20)

Less distributions from:
Realized capital gains	—	(1.06)	(0.09)	(3.20)	(0.10)	(0.20)
Tax return of capital	(2.14)	(0.39)	(3.55)	—	(2.80)	(4.80)

Total distributions	(2.14)	(1.45)	(3.64)	(3.20)	(2.90)	(5.00)

Net asset value, end of period	$10.58	$13.02	$14.27	$18.30	$15.50	$24.70

Total return+	(2.36)%	1.67%[1]	(1.71)%	42.38%	(26.09)%	(18.51)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$84,261	$136,899	$163,621	$91,612	$24,235	$22,965
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.12%	2.00%[2]	1.86%	2.25%	2.37%	2.24%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.06%	2.00%[2]	1.84%	2.25%	2.25%	2.24%
Ratio of net investment loss to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.70)%	(1.45)%[2]	(0.77)%	(1.71)%	(1.96)%	(1.93)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.63)%	(1.45)%[2]	(0.75)%	(1.71)%	(1.83)%	(1.93)%
Portfolio turnover rate	199.65%	139.09%[1]	29.90%	152.84%	87.97%	119.01%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
**	Amount was calculated based on the average shares outstanding during the period.
+	Total return calculation does not reflect sales load.
[1]	Not Annualized.
[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2006

The financial highlights table below is intended to help you understand the financial performance of the Liberty Fund’s Class C shares for the past 5 years. Certain information reflects financial results for a single Liberty Fund Class C share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Liberty Fund — Class C
	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002
Net asset value, beginning of period	$49.55	$53.70	$60.30	$53.10	$75.00	$89.30

Income/(loss) from investment operations:
Net investment loss	(0.64)	(0.46)	(0.30)	(0.70)	(1.10)	(1.00)
Net realized and unrealized gain/(loss) on investments	4.84	(0.04)	(0.05)	13.20	(15.20)	(3.10)
Payment from affiliate (Notes 7, 8)	0.07 **	—	—	—	—	—

Total from investment operations	4.27	(0.50)	(0.35)	12.50	(16.30)	(4.10)

Less distributions from:
Realized capital gains	—	(2.86)	(3.20)	(5.30)	(3.90)	(10.20)
Tax return of capital	(5.70)	(0.79)	(3.05)	—	(1.70)	—

Total distributions	(5.70)	(3.65)	(6.25)	(5.30)	(5.60)	(10.20)

Net asset value, end of period	$48.12	$49.55	$53.70	$60.30	$53.10	$75.00

Total return	9.13%	(0.91)%[1]	(0.40)%	24.21%	(22.11)%	(5.00)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$18,601	$23,250	$28,745	$21,832	$11,509	$14,753
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	3.09%	3.00%[2]	3.04%	3.11%	3.30%	4.53%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.96%	3.00%[2]	3.00%	3.00%	3.00%	3.00%
Ratio of net investment loss to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.34)%	(0.97)%[2]	(0.65)%	(1.67)%	(2.13)%	(3.57)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.20)%	(0.97)%[2]	(0.61)%	(1.56)%	(1.83)%	(2.04)%
Portfolio turnover rate	195.75%	104.70%[1]	98.74%	193.32%	111.37%	131.62%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
**	Amount was calculated based on the average shares outstanding during the period.
[1]	Not Annualized.
[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2006

The financial highlights table below is intended to help you understand the financial performance of the Liberty Fund's Class A shares for the past 5 years. Certain information reflects financial results for a single Liberty Fund Class A share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Liberty Fund — Class A
	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002
Net asset value, beginning of period	$51.84	$55.67	$61.80	$53.90	$75.60	$89.40

Income/(loss) from investment operations:
Net investment income/(loss)	(0.27)	(0.11)	0.07	(0.30)	(0.60)	(0.50)
Net realized and unrealized gain/(loss) on investments	5.07	(0.07)	0.05	13.50	(15.50)	(3.10)
Payment from affiliate (Notes 7, 8)	0.07 **	—	—	—	—	—

Total from investment operations	4.87	(0.18)	0.12	13.20	(16.10)	(3.60)

Less distributions from:
Realized capital gains	—	(2.86)	(3.20)	(5.30)	(3.90)	(10.20)
Tax return of capital	(5.70)	(0.79)	(3.05)	—	(1.70)	—

Total distributions	(5.70)	(3.65)	(6.25)	(5.30)	(5.60)	(10.20)

Net asset value, end of period	$51.01	$51.84	$55.67	$61.80	$53.90	$75.60

Total return+	9.92%	(0.28)%[1]	0.41%	25.19%	(21.65)%	(4.39)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$24,795	$33,381	$41,444	$29,477	$12,546	$12,039
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.34%	2.25%[2]	2.29%	2.36%	2.55%	3.78%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.21%	2.25%[2]	2.25%	2.25%	2.25%	2.25%
Ratio of net investment loss to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(0.59)%	(0.21)%[2]	0.10%	(0.92)%	(1.38)%	(2.82)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(0.46)%	(0.21)%[2]	0.14%	(0.81)%	(1.08)%	(1.29)%
Portfolio turnover rate	195.75%	104.70%[1]	98.74%	193.32%	111.37%	131.62%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
**	Amount was calculated based on the average shares outstanding during the period.
+	Total return calculation does not reflect sales load.
[1]	Not Annualized.
[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)	December 31, 2006

Note 1 — Significant Accounting Policies

Kelmoore Strategic Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on November 30, 1998. The Trust operates as a series company and, at December 31, 2006, consisted of three non-diversified investment portfolios (each a “Fund” and collectively the “Funds”), Kelmoore Strategy® Fund (“Strategy Fund”), Kelmoore Strategy® Eagle Fund (“Eagle Fund”) and Kelmoore Strategy® Liberty Fund (“Liberty Fund”). Each Fund’s primary goal is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach and to distribute those gains on a monthly basis. Variables such as equity market valuations, timing of shareholder investment flows, or below historical average option premiums may negate realized gains and therefore may result in distributions characterized as a return of investment principal.

The Strategy Fund’s principal strategy is to purchase the common stocks of a limited number of large-cap companies with market capitalization in excess of $10 billion and strong financial fundamentals and generally to sell or “write” related covered call options against most, if not substantially all, the shares of stock it owns. The Eagle Fund’s principal strategy is to purchase the common stocks of a limited number of mid- and large-cap companies with market capitalization in excess of $1 billion and strong financial fundamentals and to generally sell or “write” related covered call options against most, if not substantially all, the shares of stock it owns. The Liberty Fund’s principal strategy is to purchase the common stocks of large-cap companies with market capitalization in excess of $10 billion and strong financial fundamentals and generally to sell or “write” related covered call options against most, if not substantially all, the shares of stock it owns.

As a secondary strategy, the Funds may “write” secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Each Fund also seeks to protect or “hedge” its portfolio against a decline in the value of the stocks it owns by acquiring put options. Each Fund currently intends to invest approximately 50% of the premiums generated from covered call option writing to acquire put options, but may direct investment in more or less put options in the Funds’ investment adviser’s sole discretion.

The Funds’ authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. The Funds offer two classes of shares (Class A and Class C). These share classes differ mainly based on the application of sales load and distribution fees (see Note 3).

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation.  The Funds’ securities are valued based on market quotations obtained from independent pricing services approved by the Board. In the event (i) market quotations are not readily available, (ii) quoted prices are considered to be unreliable, (iii) there are wide price fluctuations that cannot be verified, or (iv) events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value, a fair value determination will be made by the Valuation Committee under procedures approved by the Board of Trustees. Since the Funds generally purchase highly liquid equity securities on major exchanges, it is unlikely that the Funds will be required to use the fair valuation procedures. Equity securities traded on any U.S. or foreign

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) —
(Continued)	December 31, 2006

exchange are valued at the last sale price on the exchange or system on which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days will be valued at amortized cost.

B. Option Valuation.  Exchange traded options are valued at the last sale price or closing price on the Chicago Board Options Exchange (“CBOE”). If there is no sale or closing price available from the CBOE, options are valued at the mean between the last bid and asked price.

When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option will be extinguished. Any such gain or loss generally will be a short-term capital gain or loss for federal income tax purposes. If a call option that the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchases upon exercise of the option. When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss would be reduced by the amount of option premium received.

The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss would be reduced by the amount of option premium received.

Generally, option transactions also involve risks concerning the liquidity of the options market. An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions. As the options written by the Fund are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

C. Investment Income and Securities Transactions.  Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) —
(Continued)	December 31, 2006

cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Distributions to Shareholders.  The Funds will distribute substantially all of their net investment income and short-term capital gains monthly and long-term capital gains, if any, annually. Distributions in excess of a Fund’s taxable income will be treated as a return of capital, and from time to time all or a significant portion of a Fund’s distributions may be characterized as a return of capital. Return of capital means that the Fund is returning to you a portion of the money that you invested in the Fund. Return of capital does not reflect a Fund’s investment performance, and you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s monthly distributions. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

E. Federal Income Taxes.  The Funds’ intent is to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income and capital gains to shareholders. The Funds do not expect to be subject to income tax, therefore, no Federal income tax provisions have been recorded.

F. Cash and Cash Equivalents.  Uninvested cash is swept daily into an interest bearing account at PFPC Trust Company. The interest is paid to the Funds on a monthly basis.

G. Use of Estimates.  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

H. Allocation of Expenses.   Expenses that are specific to a Fund or share class are charged directly to that Fund or share class. Distribution expenses are solely borne by and charged to the respective class of shares. Expenses that are common to all funds or share class generally are allocated among the funds in proportion to their average daily net assets.

I. Net Asset Value.  The net asset value per share of each class is calculated daily by allocating investment income, realized and unrealized gains and losses and expenses (other than class specific expenses) to each class of shares based upon the value of shares outstanding attributed to each class at the beginning of each day.

J. New Accounting Pronouncements.  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) —
(Continued)	December 31, 2006

In addition, in September 2006, FASB issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements reported on the statements of operations for a fiscal period.

Note 2 — Purchases and Sales of Securities

Purchases and sales of securities, other than short-term investments, during the period ended December 31, 2006 were as follows:

	Purchases	Sales
Strategy Fund	$372,690,994	$416,725,548
Eagle Fund	361,775,352	441,480,019
Liberty Fund	94,772,568	110,479,938

Transactions in option contracts written for the period ended December 31, 2006 were as follows:

	Strategy Fund		Eagle Fund
	Contracts	Premium	Contracts	Premium
Outstanding at December 31, 2005	950,000	$1,299,983	550,000	$980,659
Options written during period	23,722,900	36,050,173	36,624,700	49,371,408
Options exercised during period	(4,701,100)	(7,055,777)	(7,349,800)	(6,971,760)
Options expired during period	(4,298,800)	(4,174,043)	(6,072,700)	(5,818,620)
Options closed during period	(13,833,400)	(23,101,582)	(20,392,500)	(31,719,506)

Outstanding at December 31, 2006	1,839,600	$3,018,754	3,359,700	$5,842,181

	Liberty Fund
	Contracts	Premium
Outstanding at December 31, 2005	0	$0
Options written during period	5,453,700	6,480,521
Options exercised during period	(1,636,300)	(1,929,717)
Options expired during period	(1,460,800)	(1,407,834)
Options closed during period	(1,664,800)	(2,042,398)

Outstanding at December 31, 2006	691,800	$1,100,572

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) —
(Continued)	December 31, 2006

Note 3 — Investment Management Fee and Other Transactions with Affiliates

Kelmoore Investment Company, Inc. (the “Adviser”), a registered investment adviser, provides the Funds with investment management services. The Adviser receives a fee, computed daily and paid monthly, based on an annual rate of 1.00% of the average daily net assets from each of the Funds. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse certain expenses of the Funds as stated below.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses (excluding extraordinary expenses and fees and expenses of Trustees who are deemed to not be “interested persons” of the Trust pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) through May 1, 2007, so that the total annual fund operating expenses for this period will not exceed 2.25% for Class A and 3.00% for Class C of each Fund (the “Expense Limitation”). Each Fund will carry forward, for a period not to exceed three (3) years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectus.

During the period ended December 31, 2006, the Adviser recouped $15,008 and $23,694 of previously waived or reimbursed expenses related to the Strategy and Eagle Funds, respectively.

At December 31, 2006, the balance of recoupable expenses for the Strategy, Eagle and Liberty Funds were as follows:

	2007	2008	2009	Total
Strategy Fund	$—	$119,885	$42,027	$161,912
Eagle Fund	—	—	1,250	1,250
Liberty Fund	—	63,782	59,570	123,352

The Funds have, on behalf of the Class A and Class C shares, adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (each a “Plan”) that allow the Funds to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Plan for Class A shares permits the Funds to reimburse the Adviser, as the Funds’ distributor (the “Distributor”), an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares. The Plan for Class C shares permits the Funds to reimburse the Distributor an annual fee not to exceed 0.75% of the average daily net assets of the Class C shares. In addition, the Plan for Class C shares permits the Funds to reimburse the Distributor for payments to dealers or others, an annual service fee not to exceed 0.25% of the average daily net assets of the Class C shares. For the period ended December 31, 2006, the Strategy Fund reimbursed the Distributor $780,489 ($162,638 for Class A and $617,851 for Class C), the Eagle Fund reimbursed the Distributor $1,027,726 ($274,524 for Class A and $753,202 for Class C) and the Liberty Fund reimbursed the Distributor $276,477 ($71,564 for Class A and $204,913 for Class C) for distribution and servicing expenses incurred.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) —
(Continued)	December 31, 2006

The Strategy, Eagle and Liberty Funds’ Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with each Fund’s current prospectus. For the period ended December 31, 2006, sales charges received by Kelmoore Investment Company Inc., as the Funds’ distributor, were as follows:

Strategy Fund	$246,676
Eagle Fund	577,656
Liberty Fund	150,949

A.  Services Agreement.  The Funds have entered into a Services Agreement with PFPC Inc. Under the Services Agreement, PFPC Inc. provides certain transfer agency, administrative and accounting services. The Funds have entered into a Custodian Services Agreement with PFPC Trust Company.

B.  Brokerage Commissions.  The Adviser provides both investment advisory and brokerage services to the Funds. Each Fund, through the Adviser, places substantially all of its brokerage transactions, both in stocks and options, through the Adviser’s brokerage trading operations. The Adviser, acting as a broker, is a member of the International Securities Exchange (“ISE”), a leading electronic trading market for options, and directly executes a substantial portion of the Funds’ brokerage transactions through ISE or other market centers accessible to the Adviser, such as Electronic Communications Networks, third party trading platforms and alternative trading networks. The Funds pay the Adviser brokerage commissions for executing these transactions, which are separate from, and in addition to, the fees paid by the Funds to the Adviser for advisory services and to the Adviser for distribution services. As the level of stock trading or option writing increases, the level of commissions paid by each Fund to the Adviser increases.

The commissions paid to the Adviser are regularly reviewed and approved by the Independent Trustees of the Funds in accordance with Rule 17e-1 under the 1940 Act. Since the Adviser receives compensation based on the number of shares and option contracts traded, there is an incentive for the Adviser to effect as many transactions as possible because as the level of stock trading or options writing increases, the commissions paid by each Fund to the Adviser also increases. The amount of such commissions is substantial when compared with such charges for other funds because of the Funds’ options and securities trading strategy. Nonetheless, with respect to each of the Strategy, Eagle and Liberty Funds, the number of covered call options written at any time is limited to the value of the stock positions in the Fund’s portfolio, which are used to cover or secure those options. These limits may mitigate the effect of the Adviser’s incentive to effect transactions for the Fund to which they apply.

The Adviser manages all aspects of each Fund’s options trading strategy through monitoring of trading markets. Matthew Kelmon, in addition to serving as portfolio manager for each Fund, is primarily responsible for overseeing and implementing the brokerage services provided by the Adviser to the Funds. The Board of Trustees believes that the Adviser’s extensive knowledge base and securities trading experience as a broker are essential to maximizing each Fund’s options premiums while mitigating risk of losses. In addition to executing brokerage transactions for the Funds internally, the Adviser also directs, in its discretion, a portion of the Fund’s brokerage transactions for execution to unaffiliated broker-dealers, generally when, in the Adviser’s judgment, the market centers accessible to the Adviser lack sufficient liquidity and transparency for best execution.

The Funds will not deal with the Adviser (or any affiliate) in any transaction in which the Adviser (or any affiliate) acts as principal, except in accordance with rules promulgated by the Securities and Exchange Commission. For the

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) —
(Continued)	December 31, 2006

period ended December 31, 2006, the Funds have paid $860,007, $1,361,373 and $209,267 for the Strategy, Eagle and Liberty Funds, respectively, in brokerage commissions to the Adviser. Unaffiliated brokers act as executing and clearing brokers for the Funds’ transactions and are compensated by the Adviser for these services.

C.  Officer and Trustee Compensation. Certain officers and Trustees of the Funds are affiliated persons of the Adviser and the Distributor. No officer, Trustee or employee of the Adviser, PFPC Inc., or any affiliate thereof, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives an annual retainer of $12,000 per year ($22,000 in the case of the Chairman of the Board and $15,500 in the case of the Chairman of the Audit Committee). The annual retainer is payable in equal installments at the end of each quarter. Additionally, each Independent Trustee receives a fee of $1,500 for each meeting of the Board attended and a fee of $1,000 for each committee meeting attended that does not occur on the same day as a meeting of the Board. Each Independent Trustee receives reimbursement for certain travel and other out-of-pocket expenses related to attending such meetings. The Trust does not have any retirement, pension or other compensation plan for the Trustees.

Note 4 — Tax Disclosure

For Federal income tax purposes, the cost of securities owned at December 31, 2006 and the net realized gains or losses on securities sold for the period then ended were different from the amounts reported for financial reporting purposes as shown below. The aggregate gross unrealized appreciation and depreciation at December 31, 2006 for the Funds is as follows:

	Cost	Net Unrealized Appreciation	Gross Appreciation	Gross Depreciation
Strategy Fund	$98,288,173	$748,423	$3,449,440	$(2,701,017)
Eagle Fund	138,679,862	2,410,951	11,556,458	(9,145,507)
Liberty Fund	37,619,423	1,169,222	2,211,939	(1,042,717)

Differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax-deferral of losses on wash sales.

At December 31, 2006, each of the following Funds had capital loss carryforwards for Federal income tax purposes, which will expire in the following years:

	2009	2010	2012	2014	Total
Strategy Fund	$71,464,398	$62,519,008	$19,872,287	$1,562,216	$155,417,909
Eagle Fund	—	—	—	25,416,810	25,416,810
Liberty Fund	—	—	—	2,859,297	2,859,297

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) —
(Continued)	December 31, 2006

Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. The tax character of dividends and distributions paid during the periods ended December 31, 2006 and December 31, 2005 were as follows:

Strategy Fund

	Class C 1/1/06 - 12/31/06		Class A 1/1/06 - 12/31/06		Class C 3/1/05 - 12/31/05		Class A 3/1/05 - 12/31/05
	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share
Ordinary Income	$—	$—	$—	$—	$7,047,539	$2.93	$7,595,355	$2.93
Return of Capital	8,754,572	4.13	8,591,526	4.13	—	—	—	—

Total	$8,754,572	$4.13	$8,591,526	$4.13	$7,047,539	$2.93	$7,595,355	$2.93

Eagle Fund

	Class C		Class A		Class C		Class A
	1/1/06 - 12/31/06		1/1/06 - 12/31/06		3/1/05 - 12/31/05		3/1/05 - 12/31/05
	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share
Ordinary Income	$—	$—	$—	$—	$8,433,761	$1.06	$12,053,435	$1.06
Return of Capital	14,895,805	2.14	20,114,607	2.14	3,095,173	0.39	4,423,585	0.39

Total	$14,895,805	$2.14	$20,114,607	$2.14	$11,528,934	$1.45	$16,477,020	$1.45

Liberty Fund

	Class C		Class A		Class C		Class A
	1/1/06 - 12/31/06		1/1/06 - 12/31/06		3/1/05 - 12/31/05		3/1/05 - 12/31/05
	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share
Ordinary Income	$—	$—	$—	$—	$1,488,189	$2.86	$2,108,853	$2.86
Return of Capital	2,393,322	5.70	3,166,395	5.70	410,108	0.79	581,148	0.79

Total	$2,393,322	$5.70	$3,166,395	$5.70	$1,898,297	$3.65	$2,690,001	$3.65

As of December 31, 2006, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Strategy Fund	Eagle Fund	Liberty Fund
Capital loss carryforwards including straddle deferrals	$(156,148,008)	$(28,124,996)	$(3,103,164)
Post-October losses	(117,266)	(1,280,631)	(455,876)
Unrealized appreciation	1,593,027	4,163,652	1,212,729

Total Accumulated Losses	$(154,672,247)	(25,241,975)	$(2,346,311)

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) —
(Continued)	December 31, 2006

Post-October losses represent losses realized on investment transactions from November 1, 2006 through December 31, 2006 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Note 5 — Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2006, the reclassifications were as follows:

	Decrease Paid-in Capital	Increase Undistributed Net Investment Loss	Increase Accumulated Net Realized Gains
Strategy Fund	$(18,745,570)	$1,399,472	$17,346,098
Eagle Fund	(38,599,748)	3,589,336	35,010,412
Liberty Fund	(5,937,198)	377,481	5,559,717

Note 6 — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds.

Note 7 — Other Matters

The Adviser provides brokerage services to the Funds in connection with the Funds’ equities and options transactions. The Enforcement Division of the Securities and Exchange Commission (“SEC”) conducted an investigation regarding brokerage commissions historically charged by the Adviser in connection with the execution of options transactions for the Funds and related disclosures concerning these commissions. The Adviser has cooperated with the SEC Staff’s investigation by voluntarily producing documents and providing testimony in response to the Staff’s requests. The Adviser has been discussing the possible resolution of the matter with the SEC Staff but, as of December 31, 2006, no final resolution or agreement had been reached. As discussed in Note 8 — Subsequent Event, on January 18, 2007, the Adviser agreed to settle, without admitting or denying the allegations, claims brought by the SEC related to this investigation.

The Independent Trustees of the Funds also have cooperated with the SEC Staff’s investigation by voluntarily providing documents and testimony, and have conducted their own review of the issues involved in the investigation. The Independent Trustees requested, and the Adviser agreed to reimburse the Funds, the amount of $1,737,672 (payable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $803,080, $852,330 and $82,262, respectively) plus interest of $155,190 (payable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $71,722, $76,121, and $7,347, respectively), representing the cost savings realized by the Adviser from the decrease in execution costs that were a component of the brokerage commissions paid to the Adviser by the Funds

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) —
(Continued)	December 31, 2006

during the period July 1, 2003 through December 31, 2004. The options commission rate charged by the Adviser to the Funds was substantially reduced effective January 1, 2005, and was further reduced in November 2005. The Adviser made a lump sum payment to the Funds of $1,481,200 (payable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $684,550, $726,530, and $70,120, respectively) on February 24, 2006, with the balance of $411,662 (attributable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $190,252, $201,921, and $19,489, respectively) plus interest to be reimbursed to the Funds over time by temporarily waiving a portion of the Adviser’s investment advisory fee charged to the Funds in the amount of 10 basis points (0.10%) starting with April accruals that are due May 1, 2006. These waivers cannot be recouped by the Adviser. As of December 31, 2006, the balance due was $173,783 (attributable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $99,441, $74,341 and $1, respectively).

Note 8 — Subsequent Event

On January 18, 2007, the Adviser agreed to settle, without admitting or denying the allegations, claims brought by the SEC alleging violations of federal securities laws with respect to certain matters related to the investigation by the SEC discussed in Note 7. The SEC alleged certain understatements of the total fees the Adviser charged for managing the Funds (SEC Release IA-2581, Administrative Proceeding File No. 3-12541, Jan. 18, 2007). During the relevant time period, the Adviser served as both the investment adviser and broker-dealer for the Trust. The settlement involves, among other things: (i) findings by the SEC that the Adviser violated certain federal securities laws; (ii) a cease and desist order against the Adviser; (iii) a censure of the Adviser; (iv) the Adviser’s undertaking to hire for fiscal year 2006, at its expense, an Independent Consultant not unacceptable to the staff to: (1) conduct a review at year-end of the advisory fees and options commissions charged to comparable funds and to make a report with recommendations thereafter on the Adviser’s policies, procedures, and practices for pricing its advisory fees and options commissions; and (2) review the Adviser’s compliance with relevant rules and regulations governing commissions and fees including, among other things, brokerage best execution obligations; and (v) payment by the Adviser of a civil penalty in the amount of $100,000. A copy of the SEC’s order in this matter may be found at www.kelmoore.com.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Kelmoore Strategic Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund, and Kelmoore Strategy Liberty Fund (the “Funds”) at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 26, 2007

KELMOORE STRATEGIC TRUST
ADDITIONAL FUND INFORMATION (Unaudited)	December 31, 2006

Information On Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Funds’ proxy voting record relating to portfolio securities held during the most recent 12 month period ended June 30, 2006, is available at no charge, upon request by calling 1-800-929-1417, by going to our website at www.kelmoore.com, or by going to the SEC’s website at http://www.sec.gov.

Information On Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

KELMOORE STRATEGIC TRUST
ADDITIONAL FUND INFORMATION (Unaudited) —
(Continued)	December 31, 2006

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-877-535-6667.

Name, Age, Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee[3]

DISINTERESTED TRUSTEES

Jeffrey Ira (51) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Chairman of the Board of Trustees	Trustee since May 1999; Chairman since November 2005	Partner and Certified Public Accountant, C.G. Uhlonberg LLP, a certified public accounting firm, from May 1984 to present; and City Councilman, Redwood City, CA, from November 1997 to present.	Four	None

Ignatius J. Panzica (63) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Trustee	Since May 1999	Self-Employed from November 1997 to present.	Four	None

Stephen W. Player, Esq. (65) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Trustee	Since May 1999	Associate Director of Planned Giving, Stanford University, from August 2000 to present.	Four	None

Kenneth D. Treece (62) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Trustee	Since May 1999	Chief Executive Officer, Oh to Be Carefree, LLC, a commercial glass and door company, from March 2004 to present; and Chief Executive Officer, SBMC Corporation, a precision sheet metal producer, from May 1996 to December 2003.	Four	None

INTERESTED TRUSTEES[2]

Matthew Kelmon (38) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 President and Chief Executive Officer, Trustee	Since May 1999	Senior Executive Vice President of Portfolio Management and Chief Investment Officer, Kelmoore Investment Company, Inc., from April 1994 to present.	Four	None

KELMOORE STRATEGIC TRUST
ADDITIONAL FUND INFORMATION (Unaudited) —
(Continued)	December 31, 2006

Name, Age, Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee[3]

EXECUTIVE OFFICERS* WHO ARE NOT TRUSTEES

Tamara Beth Wendoll (35) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Secretary	Since May 1999	Senior Executive Vice President and Director of Marketing and Operations, Kelmoore Investment Company, Inc., from March 1999 to present.	N/A	N/A

Catherine Wooledge (64) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Chief Legal Officer Chief Compliance Officer	CLO, since September 2004; CCO, since February 2006	General Counsel, Kelmoore Investment Company, Inc., from September 2004 to present and Chief Compliance Officer of advisory operations, Kelmoore Investment Company, Inc., from February 2006 to present; Attorney in financial services private practice from May 1998 to August 2004.	N/A	N/A

Shawn Young (42) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Treasurer	Since November 2005	Chief Financial Officer, Kelmoore Investment Company, Inc., from December 1999 to present	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

[1]

Each Trustee holds office for life, until any mandatory retirement age adopted by the Trustees or until his/her successor is duly elected and qualified, the Trustee resigns, or the Trust terminates. Each officer holds office until his/her successor is elected and qualified.

[2]	Mr. Kelmon is considered an “interested person” of the Trust because he is an employee and officer of the Adviser.

[3]

Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

For More Information

Administrator, Transfer Agent and Fund Accounting Agent

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

(877) KELMOORE (535-6667)

Custodian

PFPC Trust Company

The Eastwick Center

8800 Tinicum Boulevard

Philadelphia, PA 19153

Counsel Dechert LLP 4675 MacArthur Court, Suite 1400 Newport Beach, CA 92660-8842 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 3 Embarcadero Center San Francisco, CA 94111
Kelmoore Strategic Trust 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303

For Additional Information about

The Kelmoore Strategy® Funds

Call 877-328-9456

This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information.

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no substantive amendments or waivers to the code of ethics, during the period covered by this report.

A copy of the code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Jeffrey Ira, who serves on the registrant’s audit committee, is qualified as an “audit committee financial expert,” as defined by Item 3 of Form N-CSR, and that Mr. Ira is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $120,000 in 2006 and $120,000 in 2005.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2006 and $0 in 2005.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $64,970 in 2006 and $57,200 in 2005.

Tax fees relate to provision review, tax return review, consultation and review of straddle schedule, review excise distribution calculations, and form 1099 review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2006.

(e)(1)	The Audit Committee shall pre-approve both audit and permissible non-audit services provided to the Trust, or its Funds, including the fees therefore; provided, that if the Audit Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members who are also “independent” (as defined below) trustees, then the Committee shall adopt policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the auditors, consistent with the requirements of Rule 2-01 of Regulation S-X, which shall then be used in making such pre-approvals, further provided, that each delegated pre-approval shall be reported to the Audit Committee during its next regularly scheduled meeting; provided, however, permissible non-audit services provided to a Fund need not be pre-approved if: (1) the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Trust to the independent auditors in the fiscal year in which the non-audit services are provided; (2) the Trust did not recognize that the non-approved services were non-audit services at the time of the engagement; and (3) such non-approved services are promptly brought to the attention of the Committee and approved by the Committee, or one or more designated members of the Committee, prior to the completion of the audit.

The Audit Committee shall pre-approve permissible non-audit services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides “ongoing” services to the Trust in the fund complex where the nature of the independent auditors’ engagement has a direct impact on the operations or financial reporting of the Trust or its Funds (each, a “Control Entity”); provided, that if the Audit Committee has chosen to delegate the authority to grant pre-approvals to one or more Committee members, then the delegated Committee member or members may use the Committee-adopted policies and procedures pursuant to such Rule 2-01 to pre-approve proposed services, further provided, that each delegated pre-approval shall be reported to the Audit Committee during its next regularly scheduled meeting; provided, however, the pre-approval requirement for permissible non-audit services provided by the Trust’s independent auditor to the adviser or a Control Entity may be waived if: (1) the aggregate amount of all such services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Funds’ independent auditors by the Funds, the adviser, and the Control Entities during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (2) the non-approved services were not recognized as non-audit services at the time of the engagement; and (3) such non-approved services are promptly brought to the attention of, and approved by, the Committee, or one or more designated members of the Committee, prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.

(c)	100%

(d)	Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2006 and $79,000 for 2005.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Kelmoore Strategic Trust

By (Signature and Title)*	/s/ Matthew Kelmon
Matthew Kelmon, President & Chief Executive Officer (principal executive officer)

Date February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew Kelmon
Matthew Kelmon, President & Chief Executive Officer (principal executive officer)

Date February 20, 2007

By (Signature and Title)*	/s/ Shawn K. Young
Shawn K. Young, Treasurer (principal financial officer)

Date February 20, 2007

*	Print the name and title of each signing officer under his or her signature.